UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                  CURENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

            Date of Report (Date of earliest reported) MARCH 13, 2002
                                                       --------------



                               EARTHNETMEDIA, INC.
              (EXACT NAME OF SMALL BUSINESS ISSUER IN ITS CHARTER)

        NEVADA                 333-57514                       95-4834274
(STATE OR JURISDICTION        (COMMISSION                   (I.R.S. EMPLOYER
  OF INCORPORATION)             FILE NO.)                    IDENTIFICATION NO.)

                                222 AMALFI DRIVE
                             SANTA MONICA, CA 90402
                               TEL: (310) 459-1081
          (ADDRESS AND TELEPHONE NUMBER OF PRINCIPAL EXECUTIVE OFFICES)



This Current Report on Form 8-K is filed by EarthNetMedia, Inc., a Nevada corporation (the "Company"), in connection with the matters described herein.


Item 5. Other Events and Regulation FD Disclosure.

The Company issued one million (1,000,000) A Warrants as part of an offering of Units made by the Company in December 2001. Each A Warrant gives its holder the right to purchase shares of the $0.001 par value common stock of the Company at a price of $1.50 per share. By their terms, the A Warrants will expire if not exercised prior to 3:30 PM Pacific Time on March 20, 2002.

The Board of Directors of the Company have agreed to extend the exercise term of the A Warrants, so that they will only expire if not exercised prior to 3:30 PM Pacific Time on April 30, 2002. All other terms and conditions of the A Warrants remain unchanged.

A copy of the letter sent by the Company to each holder of A Warrants is attached as an exhibit hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

EXHIBIT 20.1  Letter Sent to Holders of the Company's  A Warrants



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            EARTHNETMEDIA, INC.
                                            ------------------
                                               (Registrant)

Date:  March 13, 2002                      By:  /s/ THOMAS P. CARSON
                                              -------------------------
                                               Thomas P. Carson
                                               Executive Vice President and
                                               Chief Financial Officer